Supplement to the
Fidelity® New Markets Income Fund
February 28, 2002
Prospectus

Shareholder Meeting. It is anticipated that on or about September 18, 2002, a meeting of shareholders of Fidelity New Markets Income Fund will be held to vote on various proposals. Shareholders of Record on July 22, 2002 will be entitled to vote at the meeting.

Information concerning the proposals under consideration is expected to be available on or about July 22, 2002. Please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 5.

For the periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fundA
New Markets Income
Return Before Taxes	6.65%	8.75%	12.10%
Return After Taxes on Distributions	2.27%	3.98%	7.69%
Return After Taxes on Distributions and Sale of Fund Shares	3.98%	4.53%	7.57%
J.P. Morgan Emerging Markets Bond Index (reflects no deduction for fees, expenses, or taxes)	14.80%	10.58%	13.59%
J.P. Morgan Emerging Markets Bond Index Global Linked Index (reflects no deduction for fees, expenses, or taxes)	1.36%	7.35%	11.70%
J.P. Morgan Emerging Markets Bond Index Global (reflects no deduction for fees, expenses, or taxes)	1.36%	7.35%	--
LipperSM Emerging Markets Debt Funds Average (reflects no deduction for sales charges or taxes)	11.53%	4.51%	--

A From May 4, 1993.

The following information supplements the information found under the heading "Average Annual Returns" in the "Performance" section on page 5.

Going forward, New Markets Income's performance will be compared to the J.P. Morgan Emerging Markets Bond Index Global Linked Index rather than the J.P. Morgan Emerging Markets Bond Index because the J.P. Morgan Emerging Markets Bond Index is being discontinued as of June 28, 2002.

NMI-02-02 June 28, 2002

1.711501.109

J.P. Morgan Emerging Markets Bond Index Global Linked Index represents the returns of the J.P. Morgan Emerging Markets Bond Index (EMBI) from the commencement of the fund on May 4, 1993 until December 31, 1993 and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) beginning December 31, 1993. The EMBI is a market value-weighted index of U.S. dollar denominated sovereign restructured debt issues. The EMBI Global is a market value-weighted index of U.S. dollar denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging market's sovereign and quasi-sovereign entities. The EMBI Global currently covers 31 emerging markets.